SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

On January 11, 2012, the Corporation redeemed the remaining 50 percent of the preferred shares issued under the Treasury’s CPP, repaying approximately $14.5 million to the Treasury, including accrued and unpaid dividends of approximately $112 thousand. The Corporation’s redemption of the shares was not subject to additional conditions or stipulations from the Treasury. As a result of the repurchase, the accretion related to the preferred stock was accelerated and approximately $362 thousand was recorded as a reduction to retained earnings in the first quarter of 2012. The 150,296 common share warrant remains outstanding after the redemption.